Exhibit 10.1

FIRST AMENDMENT TO

AZIYO BIOLOGICS, INC.

2015 STOCK OPTION/STOCK ISSUANCE PLAN

This FIRST AMENDMENT TO AZIYO BIOLOGICS, INC. 2015 STOCK OPTION/STOCK ISSUANCE PLAN (this “First Amendment”) is dated as of July 25, 2018.

WHEREAS, the Board of Directors and stockholders of Aziyo Biologics, Inc. (the “Company”) deem it to be in the best interests of the Company to amend the Aziyo Biologics, Inc. 2015 Stock Option/Stock Issuance Plan (the “Plan”) in order to increase the aggregate number of the shares of the Company’s Common Stock issuable under the Plan from 4,558,235 to 5,892,544.

NOW, THEREFORE, the Plan shall be amended as follows.

1.       Amendment to Section V.A. of the Plan. The reference to “4,558,235” in Section V.A. of the Plan is hereby amended and replaced with “5,892,544”.

2.       Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Company effective as of the date first set forth above.

AZIYO BIOLOGICS, INC

By:	/s/ Jeffrey D. Hamet
	Name:	Jeffrey D. Hamet
	Title:	Vice President, Finance and Treasurer

AZIYO BIOLOGICS, INC.

2015 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.              PURPOSE OF THE PLAN

This 2015 Stock Option/Stock Issuance Plan is intended to promote the interests of Aziyo Biologics, Inc., a Delaware corporation (the “Corporation”) by providing eligible persons with the opportunity to acquire an equity interest, or otherwise increase their equity interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms herein shall have the meanings assigned to such terms herein or in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A.            The Plan shall be divided into two (2) separate equity programs:

(1)       the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock; and

(2)       the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock.

B.            The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.           ADMINISTRATION OF THE PLAN

A.            The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B.            The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

IV.           ELIGIBILITY

A.            The persons eligible to participate in the Plan are as follows:

(1)       Employees;

(2)       non-employee members of the Board or the non-employee members of the board of directors of any Subsidiary; and

(3)       consultants and other independent advisors who provide services to the Corporation or any Subsidiary.

B.            The Plan Administrator shall have full authority to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, the exercise price per share, and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

C.            The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.            STOCK SUBJECT TO THE PLAN

A.            The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,558,235.

B.            Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Shares issued under the Plan and subsequently repurchased by the Corporation pursuant to the Corporation’s repurchase rights under the Plan shall also be available for reissuance through one or more subsequent grants under the Plan.

C.            Should any change be made to the Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

ARTICLE TWO

OPTION GRANT PROGRAM

I.            OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.            Exercise Price.

(1)            The exercise price per share shall be fixed by the Plan Administrator and, subject to the special requirements of Section II of this Article Two applicable to Incentive Options, may be equal to, less than or greater than the Fair Market Value per share of Common Stock on the option grant date.

(2)            The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date.

(3)            The Plan Administrator, in its discretion, may provide for the payment of the exercise price for any option in other forms of consideration that are acceptable to the Plan Administrator from time to time.

B.            Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator, subject to the special requirements of Section II of this Article Two applicable to Incentive Options, and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date. If no vesting schedule is specified by the Plan Administrator, the Optionee shall vest in (i) twenty-five percent (25%) of the shares of Common Stock issuable upon exercise of an option upon completion of the first one (1) year period of continuous Service from the vesting commencement date specified by the Plan Administrator, and (ii) the remaining seventy-five percent (75%) of the shares of Common Stock issuable upon exercise of an option, in thirty-six (36) equal monthly installments of two and eighty-three one hundredths percent (2.083%) of the shares of Common Stock issuable upon exercise of an option, each such installment to be vested upon completion of each successive month of continuous Service from the end of such initial one (1) year period (through the date that is four (4) years from such vesting commencement date).

C.            Effect of Termination of Service.

(1)            The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service, subject to the special requirements of Section II of this Article Two applicable to Incentive Options:

(a)            Should the Optionee’s Service terminate for any reason other than Disability, death or for cause while any option is outstanding, then the Optionee shall have a period of three (3) months commencing with the date of such cessation of Service, or such other period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, during which to exercise the option. In no event shall an option be exercisable at any time after the expiration of the option term.

(b)            In the event of a cessation of Service for cause, as determined by the Plan Administrator, while any option is outstanding, then such option or options shall immediately terminate and be of no further force or effect as of the effective date of such cessation of Service. The Plan Administrator may, in its sole discretion and without any obligation to do so, waive the termination of an option which would otherwise occur upon the cessation of Service for cause and as a result such option term shall be subject to paragraph (a) immediately above.

(c)            Should the Optionee’s Service terminate by reason of Disability while any option is outstanding, then the Optionee shall have a period of twelve (12) months commencing with the date of such cessation of Service during which to exercise the option. In no event shall an option be exercisable at any time after the expiration of the option term.

(d)            Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months commencing with the date of the Optionee’s death during which to exercise each such option. In no event shall an option be exercisable at any time after the expiration of the option term.

(e)            During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or, if earlier, upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(2)            The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a)            extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(b)            permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.            Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares and until such shares shall have vested.

E.            Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for vested or unvested shares of Common Stock. Should the Optionee cease Service while holding such shares, the Corporation shall have the right to repurchase unvested shares at the lesser of the exercise price paid per share and the Fair Market Value per share. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.            Prohibited Transfer of Shares. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Optionee shall not sell, transfer, assign, pledge, encumber or otherwise dispose of any shares of Common Stock issued under the Plan without the Plan Administrator’s prior written consent. Any sale, transfer, assignment, pledge encumbrance or other disposition made in contravention of this Paragraph F shall be null and void.

G.            Prohibited Transfer of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the Plan Administrator’s prior written consent. Any sale, transfer, assignment, pledge encumbrance or other disposition made in contravention of this Paragraph G shall be null and void.

H.            Withholding. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

II.            INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.            Eligibility. Incentive Options may only be granted to Employees.

B.            Exercise Price. Subject to the special requirements of Paragraph D of this Section II, the exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.            Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.            10% Stockholders. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

III.            CORPORATE TRANSACTION

A.            The following provisions shall apply to all options issued under the Plan in the event of a Corporate Transaction unless otherwise provided in the agreement evidencing the option issued under the Plan. Except as otherwise stated in the agreement evidencing the option issued under the Plan, in the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to the options issued under the Plan, contingent upon the closing or completion of the Corporate Transaction:

(1)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the options or to substitute a similar award for the options (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Corporate Transaction);

(2)            arrange for the assignment of any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued or issuable upon exercise of the option to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(3)            accelerate the vesting, in whole or in part, of the option or the shares of Common Stock issued or issuable upon exercise of the option (and, if applicable, the time at which the option may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine, with such option terminating if not exercised at or prior to the effective time of the Corporate Transaction;

(4)            arrange for the lapse of any reacquisition or repurchase rights held by the Corporation with respect to the Common Stock issued or issuable upon exercise of the option;

(5)            cancel or arrange for the cancellation of the option, to the extent not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(6)            make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of the option would have received upon the exercise of the option over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action with respect to all options issued under the Plan or with respect to all Optionees.

B.            The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent that the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

C.            The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.            CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.            STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.            Purchase Price.

(1)            The purchase price per share shall be fixed by the Plan Administrator and may be equal to, less than or more than the Fair Market Value of the Common Stock on the stock issuance date.

(2)            Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(a)            cash or check made payable to the Corporation; or

(b)            past services rendered to the Corporation or any Subsidiary.

B.            Vesting Provisions.

(1)            Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. If no vesting schedule is specified by the Plan Administrator, the Participant shall vest in (i) twenty-five percent (25%) of the shares of Common Stock issued to such Participant under the Stock Issuance Program upon completion of the first one (1) year period of continuous Service from the vesting commencement date specified by the Plan Administrator, and (ii) the remaining seventy-five percent (75%) of the shares of Common Stock issued to such Participant under the Stock Issuance Program, in thirty-six (36) equal monthly installments of two and eighty-three one hundredths percent (2.083%) of the shares of Common Stock issued to such Participant under the Stock Issuance Program, each such installment to be vested upon completion of each successive month of continuous Service from the end of such initial one (1) year period (through the date that is four (4) years from such vesting commencement date). In all other cases, the elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(a)            the Service period to be completed by the Participant or the performance objectives to be attained,

(b)            the number of installments in which the shares are to vest,

(c)            the interval or intervals (if any) which are to lapse between installments, and

(d)            the effect which death, Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

(2)            Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

(3)            Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more of such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lesser of (a) the cash consideration paid for the surrendered shares (and the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares shall be cancelled) and (b) the Fair Market Value of such surrendered shares.

(4)            The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

C.            Prohibited Transfer of Shares. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Participant shall not sell, transfer, assign, pledge, encumber or otherwise dispose of any shares of Common Stock issued under the Stock Issuance Program without the Plan Administrator’s prior written consent. Any sale, transfer, assignment, pledge encumbrance or other disposition made in contravention of this Paragraph C shall be null and void.

D.            Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any shares of Common Stock issued under the Stock Issuance Program that are not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such shares of Common Stock will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Plan Administrator and shall be contained in the Stock Issuance Agreement evidencing such issuance. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the shares of Common Stock issued under the Stock Issuance Program vest must be issued in accordance with a fixed pre-determined schedule.

II.            CORPORATE TRANSACTION

A.            The following provisions shall apply to shares of Common Stock issued under the Stock Issuance Program in the event of a Corporate Transaction unless otherwise provided in the Stock Issuance Agreement evidencing such issuance. Except as otherwise stated in the Stock Issuance Agreement, in the event of a Corporate Transaction, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to shares of Common Stock issued under the Stock Issuance Program, contingent upon the closing or completion of the Corporate Transaction:

(1)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue any reacquisition or repurchase rights held by the Corporation as it relates to such shares of Common Stock or to substitute a similar stock award for such shares of Common Stock (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Corporate Transaction);

(2)            arrange for the assignment of any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued pursuant to the Stock Issuance Program to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(3)            accelerate the vesting, in whole or in part, of the shares of Common Stock subject to the Stock Issuance Program to a date prior to the effective time of such Corporate Transaction as the Board shall determine;

(4)            arrange for the lapse of any reacquisition or repurchase rights held by the Corporation with respect to some or all of the shares of Common Stock subject to the Stock Issuance Program; and/or

(5)            cancel or arrange for the cancellation of the shares of Common Stock subject to the Stock Issuance Program, to the extent not vested prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate.

The Board need not take the same action with respect to all shares of Common Stock subject to the Stock Issuance Program or with respect to all Participants.

III.            SHARE ESCROW/LEGENDS

Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation or may be issued directly to the Participant with restrictive legends on the certificates evidencing those shares.

ARTICLE FOUR

MISCELLANEOUS

I.	FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the Plan by delivering a promissory note that constitutes valid consideration under the applicable state law payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) and (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.             EFFECTIVE DATE AND TERM OF PLAN

A.            The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.            The Board may suspend or terminate the Plan at any time. Unless sooner terminated by the Board, the Plan shall automatically terminate on the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board. Upon such Plan termination, all options and stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III.            AMENDMENT OF THE PLAN

A.            The Board shall have complete and exclusive power and authority to amend or modify the Plan in any and all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionees and Participants that hold at least a majority of the aggregate number of shares of Common Stock that are subject to such outstanding options and unvested stock issuances approve of, or consent to, such amendment or modification. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Optionee’s or Participant’s consent, the Board may amend the terms of any one or more options or stock grants issued hereunder if necessary to maintain the qualified status of an Incentive Option or to bring such option or stock grant into compliance with Section 409A of the Code.

B.            Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained with twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable short-term Federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.           USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.            WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI.           REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it. To the extent that the Board determines that any award granted hereunder is subject to Section 409A of the Code, the agreement evidencing such award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and the applicable award agreement shall be interpreted in accordance with Section 409A of the Code.

All options and shares of Common Stock granted under the Plan are intended to be exempt from the requirements of Section 409A of the Code and applicable regulatory guidance issued thereunder (“Section 409A”) or, if not exempt, to satisfy the requirements of Section 409A, and the provisions of the Plan and any options and shares of Common Stock granted under the Plan shall be construed in a manner consistent therewith. Although the Corporation may endeavor to qualify an option or issuance of shares of Common Stock under the Plan for favorable tax treatment or to avoid unfavorable tax treatment, the Corporation makes no representation that the desired tax treatment will be available and expressly disclaims any liability for the failure to maintain favorable or avoid unfavorable tax treatment No option or issuance of shares of Common Stock under the Plan shall permit an Optionee or a Participant to defer receipt of compensation beyond the date of exercise, unless the Committee determines that such option or issuance shall be subject to Section 409A. Notwithstanding any provision of the Plan or any option, award or agreement to the contrary, any amount that constitutes “deferred compensation” within the meaning of Section 409A and is payable under the Plan solely by reason of an Optionee’s or a Participant’s cessation of Service shall be payable only when the Optionee or Participant has experienced a “separation from service” within the meaning of Section 409A, provided, however, that if the Optionee or Participant is a “specified employee” within the meaning of Section 409A at the time of such separation from service, as determined by the Committee in accordance with Section 409A, payment shall be suspended until the six-month anniversary of the Optionee’s or Participant’s separation from service, at which time all payments that were suspended shall be paid to the Optionee or Participant in a lump sum.

VII.          NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.            Board shall mean the Corporation’s Board of Directors.

B.            Code shall mean the Internal Revenue Code of 1986, as amended.

C.            Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

D.            Common Stock shall mean the Corporation’s Common Stock.

E.            Corporate Transaction shall mean (1) any transaction or series of related transactions (including, without limitation, any reorganization, share exchange, consolidation or merger of the Corporation with or into any other entity but excluding any sale of capital stock by the Corporation for capital raising purposes) (x) in which the holders of the Corporation’s outstanding capital stock immediately before the first such transaction do not, immediately after any other such transaction, retain stock or other equity interests representing at least fifty percent (50%) of the voting power of the surviving entity of such transaction or (y) in which at least fifty percent (50%) of the Corporation’s outstanding capital stock is transferred (calculated on an as-converted to Common Stock basis); or (2) any sale, conveyance or disposition of all or substantially all of the assets of the Corporation.

F.            Corporation shall mean Aziyo Biologics, Inc., a Delaware corporation.

G.            Disability shall mean the inability of an Optionee or Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

H.            Employee shall mean an individual who is in the employ of the Corporation or any Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.            Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J.            Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions and in compliance with Section 409A of the Code or, in the case of an Incentive Option, in compliance with Section 422 of the Code:

(1)            If the Common Stock is at the time listed on any United States stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on such stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(2)            If the Common Stock is not at the time listed on any United States stock exchange, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K.            Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

L.            1934 Act shall mean the Securities Exchange Act of 1934, as amended.

M.            Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

N.            Option Grant Program shall mean the option grant program in effect under the Plan.

O.            Optionee shall mean any person to whom an option is granted under the Plan.

P.            Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

Q.            Plan shall mean this 2015 Stock Option/Stock Issuance Plan, as amended from time to time.

R.            Plan Administrator shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

S.            Service shall mean the provision of services to the Corporation (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option or stock issuance grant.

T.            Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

U.            Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

V.            Subsidiary shall mean any entity in which the Corporation holds, directly or through one or more intermediaries, the beneficial or record ownership of a majority of the voting or economic interests of such entity.

W.            10% Stockholders shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

AZIYO BIOLOGICS, INC.

STOCK OPTION AGREEMENT

RECITALS

A.            The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Subsidiary and consultants and other independent advisors who provide services to the Corporation or any Subsidiary.

B.            Optionee is to render valuable services to the Corporation or a Subsidiary and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.

C.            All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

AGREEMENT

NOW, THEREFORE, it is hereby agreed as follows:

1.            Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2.            Option Term. This option shall expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 17.

3.             Prohibited Transfers. During the lifetime of Optionee, this option shall be exercisable only by Optionee and shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the Plan Administrator’s prior written consent. Any sale, transfer, assignment, pledge encumbrance or other disposition made in contravention of this Paragraph 3 shall be null and void.

4.            Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 17.

5.            Cessation of Service. The following provisions shall govern the exercise of this option at the time of cessation of Optionee’s Service, subject to Paragraph 17:

(a)            Should the Optionee’s Service terminate for any reason other than Disability, death, or for cause while this option is outstanding, then the Optionee shall have a period of three (3) months commencing with the date of such cessation of Service during which to exercise the option. In no event shall this option be exercisable at any time after the expiration of the option term.

(b)            In the event of a cessation of Service for cause, as determined by the Plan Administrator, while this option is outstanding, then this option shall immediately terminate and be of no further force or effect as of the effective date of such cessation of Service.

(c)            Should the Optionee’s Service terminate by reason of Disability while this option is outstanding, then the Optionee shall have a period of twelve (12) months commencing with the date of such cessation of Service during which to exercise this option. In no event shall this option be exercisable at any time after the expiration of the option term.

(d)            Should the Optionee die while holding this option, then the personal representative of the Optionee’s estate or the person or persons to whom this option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months commencing with the date of the Optionee’s death during which to exercise each this option. In no event shall this option be exercisable at any time after the expiration of the option term.

(e)            During the applicable post-Service exercise period, this option may not be exercised in the aggregate for more than the number of vested shares for which this option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or, if earlier, upon the expiration of the option term, this option shall terminate and cease to be outstanding for any vested shares for which this option has not been exercised. However, this option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent this option is not otherwise at that time exercisable for vested shares.

(f)            In the event of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following the Optionee’s cessation of Service and shall supersede any provisions to the contrary in this Paragraph.

6.            Corporate Transaction.

(a)            In the event of a Corporate Transaction, the Board shall take one or more of the following actions with respect to this option, contingent upon the closing or completion of the Corporate Transaction:

(i)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue this option or to substitute a similar award for this option (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Corporate Transaction);

(ii)            arrange for the assignment of any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued or issuable upon exercise of this option to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

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(iii)            accelerate the vesting, in whole or in part, of this option or the shares of Common Stock issued or issuable upon exercise of this option (and, if applicable, the time at which this option may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine, with this option terminating if not exercised at or prior to the effective time of the Corporate Transaction;

(iv)            arrange for the lapse of any reacquisition or repurchase rights held by the Corporation with respect to the Common Stock issued or issuable upon exercise of this option;

(v)            cancel or arrange for the cancellation of this option, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)            make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the holder of this option would have received upon the exercise of this option over (B) any exercise price payable by such holder in connection with such exercise.

(c)            This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7.            Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change.

8.            Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares and until such Option Shares have vested.

9.            Manner of Exercising Option.

(a)            In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(vii)            Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

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(viii)            Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(1)            cash or check made payable to the Corporation; or

(2)            a promissory note that constitutes valid consideration under applicable state law payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.

(b)            Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date. The Optionee may also elect to receive Option Shares equal to the value of this option (or the portion thereof being canceled) by surrender of this Option to the President or Secretary of the Corporation at the principal office of the Corporation together with notice of such election, in which event the Corporation shall issue to the Optionee a number of Option Shares determined using the following formula:

X =	Y (A - B)
A

Where

X --         The number of Option Shares to be issued to the Optionee.

Y --         The number of vested Option Shares purchasable under this Option at such time.

A --         The fair market value of one share of Common Stock at such time as determined in good faith by the Board.

B --         The Exercise Price.

(c)            Payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise and the Optionee must:

(i)            Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option;

(ii)            execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws; and

(iii)            make appropriate arrangements with the Corporation (or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

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(d)            As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(e)            In no event may this option be exercised for any fractional shares.

10.            REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

11.            Compliance with Laws and Regulations.

(a)            The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b)            The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its commercially reasonable efforts to obtain all such approvals.

12.            Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13.            Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14.            Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note that constitutes valid consideration under applicable state law. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

15.            Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

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16.            Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

17.            Stockholder Approval.

(a)            The grant of this option is subject to approval of the Plan by the Corporation’s stockholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such stockholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

(b)            If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

18.            Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a)            This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Disability.

(b)            This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c)            Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

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APPENDIX

The following definitions shall be effect under the Agreement:

A.            Agreement shall mean this Stock Option Agreement.

B.            Board shall mean the Corporation’s Board of Directors.

C.            Code shall mean the Internal Revenue Code of 1986, as amended.

D.            Common Stock shall mean the Corporation’s Common Stock.

E.            Corporate Transaction shall mean (1) any transaction or series of related transactions (including, without limitation, any reorganization, share exchange, consolidation or merger of the Corporation with or into any other entity but excluding any sale of capital stock by the Corporation for capital raising purposes) (x) in which the holders of the Corporation’s outstanding capital stock immediately before the first such transaction do not, immediately after any other such transaction, retain stock or other equity interests representing at least fifty percent (50%) of the voting power of the surviving entity of such transaction or (y) in which at least fifty percent (50%) of the Corporation’s outstanding capital stock is transferred (calculated on an as-converted to Common Stock basis); or (2) any sale, conveyance or disposition of all or substantially all of the assets of the Corporation.

F.            Corporation shall mean Aziyo Biologics, Inc., a Delaware corporation.

G.            Disability shall mean the inability of an Optionee to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

H.            Employee shall mean an individual who is in the employ of the Corporation or any Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.            Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J.            Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

K.            Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

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L.            Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions and in compliance with Section 409A of the Code or, in the case of an Incentive Option, in compliance with Section 422 of the Code:

1.            If the Common Stock is at the time listed on any United States stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on such stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

2.            If the Common Stock is not at the time listed on any United States stock exchange, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M.            Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

N.            Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement.

O.            Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P.            1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Q.            Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

R.            Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

S.            Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

T.            Plan shall mean the Corporation’s 2015 Stock Option/Stock Issuance Plan, as amended from time to time.

U.            Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

V.            Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

W.            Service shall mean the Optionee’s performance of services for the Corporation (or any Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

X.            Subsidiary shall mean any entity in which the Corporation holds, directly or through one or more intermediaries, the beneficial or record ownership of a majority of the voting or economic interests of such entity.

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AZIYO BIOLOGICS, INC.

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of this         day of                          ,           , by and between Aziyo Biologics, Inc., a Delaware corporation (the “Corporation”) and                        , an individual (“Optionee”).

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.            EXERCISE OF OPTION

1.            Exercise. Optionee hereby purchases           shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted to Optionee on the                    day of                           ,           (the “Grant Date”) to purchase up to       shares of Common Stock under the Plan (the “Purchased Shares”) at the exercise price of $           per share (the “Exercise Price”).

2.            Payment. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

3.            Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Optionee (or any permitted successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares subject, however, to the transfer restrictions of Articles B and C. Optionee shall, if and when requested by the Corporation, execute a joinder to any right of first refusal and co-sale agreement, investor rights agreement or other stockholder agreement to which the Corporation is a party.

B.            SECURITIES LAW COMPLIANCE

1.            Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2.            Restrictions on Disposition of Purchased Shares. Optionee shall not make any sale, transfer, assignment, pledge, encumbrance or other disposition of the Purchased Shares unless and until there is compliance with all of the following requirements:

(a)            Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed sale, transfer, assignment, pledge, encumbrance or other disposition.

(b)            Optionee shall have complied with all requirements of this Agreement applicable to the sale, transfer, assignment, pledge, encumbrance or other disposition of the Purchased Shares.

(c)            Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed sale, transfer, assignment, pledge, encumbrance or other disposition does not require registration of the Purchased Shares under the 1933 Act and (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3.            Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with the following restrictive legends:

“The securities represented by this Certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities may not be sold, retransferred or otherwise disposed of in the absence of (1) an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws or (2) an opinion of counsel reasonably satisfactory to the Corporation that registration is not required.”

(a)            “The voting and sale, transfer, hypothecation, negotiation, pledge, assignment, encumbrance, or other disposition of this Certificate and the securities represented hereby are restricted by and are subject to all of the terms, conditions and provisions of that certain Stock Purchase Agreement. The securities represented by this Certificate are also subject to vesting and repurchase obligations under such Agreement. A copy of such Agreement may be obtained by appropriate parties upon written request to the Secretary of the Corporation.”

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C.            TRANSFER RESTRICTIONS

1.            Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not sell, transfer, assign, pledge, encumber or otherwise dispose of any of the Purchased Shares without the prior written consent of the Board (which may be granted or withheld in its absolute discretion).

2.            Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right and (ii) the transfer restrictions contained in this Article C (including the Market Stand-Off), to the same extent such shares would be so subject if retained by Optionee.

3.            Market Stand-Off.

(a)            In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days (or such additional period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, including, but not limited to, the restrictions contained in the Financial Industry Regulatory Authority, Inc. Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto but in no event shall the total period exceed two hundred ten (210) days).

(b)            Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(c)            In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

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D.            REPURCHASE RIGHT

1.            Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90) day period following the date Optionee ceases for any reason to remain in Service or, if later, during the ninety (90) day period following the execution date of this Agreement, to repurchase at the lesser of (i) the Exercise Price and (ii) the Fair Market Value all or any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the “Unvested Shares”).

2.            Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Purchased Shares prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the lesser of (i) the Exercise Price and (ii) the Fair Market Value of any Unvested Shares which are to be repurchased from Owner.

3.            Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Article D.2. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to the transfer restrictions contained in Article C (including the Market Stand-Off).

4.            Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

5.            Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to any Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

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6.            Corporate Transaction.

(a)            The Repurchase Right shall be assignable to the successor entity in any Corporate Transaction.

(b)            To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

E.            SPECIAL TAX ELECTION

The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit I. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

F.            GENERAL PROVISIONS

1.            Assignment. The Corporation may assign the Repurchase Right to any person or entity selected by the Board including, without limitation, one or more stockholders of the Corporation.

2.            No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3.            Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Paragraph to all other parties to this Agreement.

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4.            No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee’s spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5.            Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

G.            MISCELLANEOUS PROVISIONS

1.            Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

2.            Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3.            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

4.            Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.            Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

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SIGNATURES

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

AZIYO BIOLOGICS, INC.

By:
Name:
Title:

OPTIONEE

Name:
Title:

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EXHIBIT I

FEDERAL INCOME TAX CONSEQUENCES AND

SECTION 83(b) TAX ELECTION

I.            Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

II.            Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

(i)            For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

(ii)            The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be included in Optionee’s taxable income for alternative minimum tax purposes.

(iii)            If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

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(iv)            For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v)            In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee’s alternative minimum taxable income upon exercise and (b) Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.

1            Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

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SECTION 83(b) ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:

Address:

Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is shares of the common stock of Aziyo Biologics, Inc.

(3)	The property was issued on , .

(4)	The taxable year in which the election is being made is the calendar year .

(5)	The property is non-transferable and is subject to a risk of forfeiture unless and until certain service requirements are met.

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(7)	The amount paid for such property is $ per share.

(8)	A copy of this statement was furnished to Aziyo Biologics, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed on , .

Spouse (if any)	Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

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The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1.            The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

2.            Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a “disqualifying disposition” of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

[THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEERAL TAX LAWS.]

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APPENDIX

The following definitions shall be in effect under the Agreement:

A.            Agreement shall mean this Stock Purchase Agreement.

B.            Board shall mean the Corporation’s Board of Directors.

C.            Code shall mean the Internal Revenue Code of 1986, as amended.

D.            Common Stock shall mean the Corporation’s Common Stock.

E.            Corporate Transaction shall mean(1) any transaction or series of related transactions (including, without limitation, any reorganization, share exchange, consolidation or merger of the Corporation with or into any other entity but excluding any sale of capital stock by the Corporation for capital raising purposes) (x) in which the holders of the Corporation’s outstanding capital stock immediately before the first such transaction do not, immediately after any other such transaction, retain stock or other equity interests representing at least fifty percent (50%) of the voting power of the surviving entity of such transaction or (y) in which at least fifty percent (50%) of the Corporation’s outstanding capital stock is transferred (calculated on an as-converted to Common Stock basis); or (2) any sale, conveyance or disposition of all or substantially all of the assets of the Corporation.

F.            Corporation shall mean Aziyo Biologics, Inc., a Delaware corporation.

G.            Disability shall mean the inability of Optionee to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

H.            Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions and in compliance with Section 409A of the Code or, in the case of an Incentive Option, in compliance with Section 422 of the Code:

1.            If the Common Stock is at the time listed on any United States stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on such stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

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2.            If the Common Stock is not at the time listed on any United States stock exchange, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

I.            Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Option Agreement.

J.            Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

K.            1933 Act shall mean the Securities Act of 1933, as amended.

L.            Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

M.            Option Agreement shall mean the Stock Option Agreement between the Corporation and the Optionee evidencing the Option and the other documents and agreements related thereto.

N.            Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their claim of ownership through a Permitted Transfer from Optionee.

O.            Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if (A) Optionee obtains the Corporation’s prior written consent to such transfer, (B) prior to the completion of the transfer the transferee shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities and (C) prior to the completion of the transfer the transferee shall have executed an irrevocable proxy appointing the transferring Optionee as the transferee’s proxy and giving the transferring Optionee full power of substitution to vote all of the shares of capital stock transferred pursuant to a gratuitous transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee’s will or the laws of intestate succession following Optionee’s death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

P.            Plan shall mean the Corporation’s 2015 Stock Option/Stock Issuance Plan, as amended from time to time.

Q.            Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for administration of the Plan.

R.            Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration.

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S.            Reorganization shall mean any of the following transactions:

1.            a merger or consolidation in which the Corporation is not the surviving entity,

2.            a sale, transfer or other disposition of all or substantially all of the Corporation’s assets,

3.            a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

4.            any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

T.            Repurchase Right shall mean the right granted to the Corporation in accordance with Article D.

U.            SEC shall mean the Securities and Exchange Commission.

V.            Service shall mean the provision of services to the Corporation (or any Subsidiary) by a person in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant or independent advisor.

W.            Subsidiary shall mean any entity in which the Corporation holds, directly or through one or more intermediaries, the beneficial or record ownership of a majority of the voting or economic interests of such entity.

X.            Vesting Schedule shall mean the vesting schedule specified in the Plan or in the Grant Notice.

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AZIYO BIOLOGICS, INC.

STOCK ISSUANCE AGREEMENT

This STOCK ISSUANCE AGREEMENT (this “Agreement”) is made as of this             day of                      ,         , by and between Aziyo Biologics, Inc., a Delaware corporation (the “Corporation”) and                   , a participant (“Participant”) in the Corporation’s 2015 Stock Option/Stock Issuance Plan (as amended from time to time, the “Plan”).

A.	PURCHASE OF SHARES

1.            Purchase. Participant hereby purchases, and the Corporation hereby sells to Participant,                     shares of the Corporation’s Common Stock (the “Purchased Shares”) at a purchase price of $                 per share (the “Purchase Price”) pursuant to the provisions of the Stock Issuance Program of the Plan.

2.            Payment. Concurrently with the execution of this Agreement, Participant shall deliver to the Secretary of the Corporation: (i) the aggregate Purchase Price payable for the Purchased Shares in cash or check payable to the Corporation’s order and (ii) a duly-executed Assignment Separate from Certificate (in the form attached hereto as Exhibit I).

3.            Delivery of Certificates. The certificates representing the Purchased Shares shall be held in escrow by the Secretary of the Corporation as provided in Article F.

4.            Stockholder Rights. Until such time as the Corporation exercises the Repurchase Right, Participant (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares subject, however, to the transfer restrictions of Articles B and D. Participant shall, if and when requested by the Corporation, execute a joinder to any right of first refusal and co-sale agreement, investor rights agreement or other stockholder agreement to which the Corporation is a party.

5.            Confidentiality and Proprietary Rights Assignment Agreement. As a condition precedent to the accrual of Participant’s rights under the Plan and this Agreement, Participant shall execute and deliver to the Corporation the Confidentiality and Proprietary Rights Assignment Agreement in the form attached hereto as Exhibit II. Participant acknowledges and agrees that Participant’s receipt of the rights under the Plan and this Agreement constitute good and valuable consideration for Participant’s execution and delivery of such Confidentiality and Proprietary Rights Assignment Agreement.

B.            SECURITIES LAW COMPLIANCE

1.            Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2.            Disposition of Purchased Shares. Participant shall not make any sale, transfer, assignment, pledge, encumbrance or other disposition of the Purchased Shares unless and until there is compliance with all of the following requirements:

(a)            Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed sale, transfer, assignment, pledge, encumbrance or other disposition.

(b)            Participant shall have complied with all requirements of this Agreement applicable to the sale, transfer, assignment, pledge, encumbrance or other disposition of the Purchased Shares.

(c)            Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed sale, transfer, assignment, pledge, encumbrance or other disposition does not require registration of the Purchased Shares under the 1933 Act and (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3.            Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with the following restrictive legends:

(a)            “The securities represented by this Certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities may not be sold, retransferred or otherwise disposed of in the absence of (1) an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws or (2) an opinion of counsel reasonably satisfactory to the Corporation that registration is not required.”

(b)            “The voting and sale, transfer, hypothecation, negotiation, pledge, assignment, encumbrance, or other disposition of this Certificate and the securities represented hereby are restricted by and are subject to all of the terms, conditions and provisions of that certain Stock Issuance Agreement. The securities represented by this Certificate are also subject to vesting and repurchase obligations under such Agreement. A copy of such Agreement may be obtained by appropriate parties upon written request to the Secretary of the Corporation.”

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C.            VESTING SCHEDULE

The Participant shall vest in the Purchased Shares in accordance with the following vesting schedule:

(a)            [ADD VESTING SCHEDULE].

(b)            In no event shall any Unvested Shares vest following the Participant’s cessation of Service for any reason.

D.            TRANSFER RESTRICTIONS

1.            Restriction on Transfer. Except for any Permitted Transfer, Participant shall not sell, transfer, assign, pledge, encumber or otherwise dispose of any of the Purchased Shares without the prior written consent of the Board (which may be granted or withheld in its absolute discretion).

2.            Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right and (ii) the transfer restrictions contained in this Article D (including the Market Stand-Off), to the same extent such shares would be so subject if retained by Participant.

3.            Market Stand-Off.

(a)            In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days (or such additional period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, including, but not limited to, the restrictions contained in the Financial Industry Regulatory Authority, Inc. Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto but in no event shall the total period exceed two hundred ten (210) days).

(b)            Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(c)            In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

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E.            REPURCHASE RIGHT

1.            Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90) day period following the date Participant ceases for any reason to remain in Service, to repurchase at the lesser of (i) the Purchase Price and (ii) the Fair Market Value all or any portion of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the “Unvested Shares”).

2.            Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Purchased Shares prior to the expiration of the ninety (90) day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Purchased Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the lesser of (i) the Purchase Price and (ii) the Fair Market Value of the Unvested Shares which are to be repurchased from Owner.

3.            Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Paragraph E.2. All Purchased Shares as to which the Repurchase Rights lapse shall, however, remain subject to the transfer restrictions contained in Article D (including the Market Stand-Off).

4.            Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to any Purchased Shares shall be immediately subject to such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

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5.            Corporate Transaction.

In the event of a Corporate Transaction, the Board shall take one or more of the following actions with respect to the Purchased Shares, contingent upon the closing or completion of the Corporate Transaction:

(a)            arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Repurchase Right as it relates to the Purchased Shares or to substitute a similar stock award for such Purchased Shares (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Corporate Transaction);

(b)            arrange for the assignment of the Repurchase Right held by the Corporation in respect of the Purchased Shares to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)            accelerate the vesting, in whole or in part, of the Purchased Shares to a date prior to the effective time of such Corporate Transaction as the Board shall determine;

(d)            arrange for the lapse of the Repurchase Rights with respect to some or all of the Purchased Shares; and/or

(e)            cancel or arrange for the cancellation of the Purchased Shares to the extent not vested prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate.

To the extent the Repurchase Right remains in effect following a Corporate Transaction, such Repurchase Right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right and appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

F.            ESCROW

1.            Deposit. Upon issuance, the certificates for the Purchased Shares shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article F. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph F.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, Owner shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

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2.            Recapitalization/Reorganization. Any new, substituted or additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately delivered to the Corporation to be held in escrow under this Article F, but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

3.            Release/Surrender. The Purchased Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

(a)            Should the Corporation elect to exercise the Repurchase Right with respect to any Purchased Shares, then the escrowed certificates for those Purchased Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment to Owner of any amount equal to the aggregate Purchase Price or Fair Market Value, as applicable, paid for those Purchased Shares, and Owner shall cease to have any further rights or claims with respect to such Purchased Shares (or other assets or securities attributable thereto.)

(b)            All Purchased Shares which vest (and any other vested assets and securities attributable thereto) shall be released within thirty (30) days after the dated of the termination of the Repurchase Right.

(c)            All Purchased Shares (or other assets or securities) released from escrow shall nevertheless remain subject to the transfer restrictions contained in Article D (including the Market Stand-Off), until such restriction terminates.

G.            SPECIAL TAX ELECTION

1.            Section 83(b) Election. Under Code Section 83, the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT III HERETO. PARTICIPANT UNDERSTANDS THAT THE FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.

2.            FILING RESPONSIBILITY. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

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H.            GENERAL PROVISIONS

1.            Assignment. The Corporation may assign the Repurchase Right to any person or entity selected by the Board including, without limitation, one or more stockholders of the Corporation.

2.            No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.

3.            Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Paragraph to all other parties to this Agreement.

4.            No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5.            Cancellation of Purchased Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

6.            Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

7.            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State without resort to that State’s conflict-of-laws provisions.

8.            Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Participant and Participant’s permitted assigns, legal representatives, heirs and legatees of Participant’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

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9.            Counterparts. This Agreement may be executed in one or more counterparts. Each such counterpart shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

10.            Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan. A copy of the Plan as in effect on the date hereof is attached hereto as Exhibit IV.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

AZIYO BIOLOGICS, INC.

By:
Name:
Title:

PARTICIPANT

Name:
Title:
Address:

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EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED                                            hereby sell(s), assign(s) and transfer(s) unto Aziyo Biologics, Inc. (the “Corporation”),                                   (                ) shares of the Common Stock of the Corporation standing in his/her name on the books of the Corporation represented by Certificate No.            herewith and do(es) hereby irrevocably constitute and appoint                              Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Signature:

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise it Repurchase Right set forth in the Agreement without requiring additional signatures on the part of Participant.

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EXHIBIT II

FORM OF CONFIDENTIALITY AND

PROPRIETARY RIGHTS ASSIGNMENT AGREEMENT

(Attached)

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EXHIBIT III

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:

Address:

Taxpayer Ident. No.:

(2)	The property with respect to which the election is being made is ______ shares of the common stock of Aziyo Biologics, Inc.

(3)	The property was issued on _________, __________.

(4)	The taxable year in which the election is being made is the calendar year ______________.

(5)	The property is non-transferable and is subject to a risk of forfeiture unless and until certain service requirements are met.

(6)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $______ per share.

(7)	The amount paid for such property is $_______ per share.

(8)	A copy of this statement was furnished to Aziyo Biologics, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)	This statement is executed as of: _________.

Spouse (if any)	Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns. The filing must be made within thirty (30) days after the execution date of the Stock Issuance Agreement and should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

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EXHIBIT IV

2015 STOCK OPTION/STOCK ISSUANCE PLAN

(Attached)

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